UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

FIDELITY NATIONAL INFORMATION SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
FIDELITY NATIONAL INFORMATION SERVICES, INC. 2024 Annual Meeting Vote by June 4, 2024 11:59 PM ET

FIDELITY NATIONAL INFORMATION SERVICES, INC. 347 RIVERSIDE AVENUE JACKSONVILLE, FL 32202

V47442-P04718

You invested in FIDELITY NATIONAL INFORMATION SERVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting*
Point your camera here and	June 5, 2024
vote without entering a	10:00 a.m., Eastern Time
control number
347 Riverside Avenue Jacksonville, FL 32202

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors	For
Nominees:
1a.	Lee Adrean

1b.	Mark D. Benjamin	For

1c.	Stephanie L. Ferris	For

1d.	Jeffrey A. Goldstein	For

1e.	Lisa A. Hook	For

1f.	Kenneth T. Lamneck	For

1g.	Gary L. Lauer	For

1h.	James B. Stallings, Jr.	For

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	For

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V47443-P04718